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[COMERICA BANK LOGO]

                                                                   Exhibit 10.24

                  MODIFICATION TO LOAN AND SECURITY AGREEMENT

          This First modification to Loan and Security Agreement (this "Modification") is entered into by and between SIPEX CORPORATION ("Borrower") and COMERICA BANK-CALIFORNIA ("Bank") as of this 28th day of November, 2001, at San Jose, California.

                                    RECITALS

          This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate.


          Bank and Borrower previously entered into an Amended and Restated Revolving Credit Loan and Security Agreement (Accounts and Inventory) dated March 22, 2001. The Amended and Restated Revolving Credit Loan and Security Agreement and each modification shall collectively be referred to herein as the "Agreement".

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.


                                   AGREEMENT

          1. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

          2. Modification to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 3 hereof, the Agreement is hereby modified as set forth below:

               A. Section 7.16b, first line, is hereby amended by changing "month" to "quarter".

               B. Section 7.17, first and second line, is hereby deleted in its entirety and replaced with the following:

                    "7.17 Borrower shall maintain the following financial ratios and covenants on a consolidated and non-consolidated basis, which shall be monitored on a monthly basis, except as noted below:"

               C. Section 7.17c is hereby deleted in its entirety and replaced with the following:

                    "c. A ratio of Current Assets to Current Liabilities of not less than 2.00:1.00."

               D. Section 7.17d. is hereby deleted in its entirety and replaced with the following:
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     "d.  A ratio of Quick Assets to Current Liabilities of not less than
     0.65:1.00 to increase to 0.75:1.00 on 12/31/01 and l.00:1.00 on 12/31/02 to be monitored quarterly"

E. Section 7.17e. is hereby deleted in its entirety and replaced with the following:

     "e. A ratio of Debt-to-Worth of less than 0.35:1.00 monitored quarterly."

F. Section 7.17g. is hereby deleted in its entirety and replaced with the following:

     "g. Net Income after taxes of ($2,000,000) for the quarter ending December 31, 2001,


                                      -1-
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          ($1,500,000) for the quarter ending March 31, 2002, ($1,400,000) for the quarter ending June 30, 2002, ($700,000) for the quarter ending September 30, 2002, and ($200,000) for the quarter ending 2002"

     3    Legal Effect. The effectiveness of this Modification is conditioned upon receipt by Bank of this Modification, and any other documents which Bank may require to carry out the terms hereof. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

     4    Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.




     IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.


SIPEX CORPORATION                                     COMERICA BANK-CALIFORNIA


By:   /s/ Frank DiPietro                            By:   /s/ Matthew Wright
      ---------------------------                    ---------------------------
Title: Executive Vice President                      Matthew Wright
      ---------------------------                    Corporate Banking Officer



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